                                                                    EXHIBIT 99.2

        Second Quarter 2000 Unaudited Supplemental Financial Information

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                                                    June 30,                      Variance
                                                                          ----------------------------    ------------------------
                                                                              2000            1999           Dollar     Percentage
                                                                          ------------    ------------    ------------  ----------
                                                                                     (Dollars in thousands)
Assets
  Cash and due from banks                                                 $  1,006,884    $  1,140,966    $   (134,082)      (11.8)%
  Interest-bearing deposits at financial institutions                           28,819          49,808         (20,989)      (42.1)
  Federal funds sold and securities
    purchased under agreements to resell                                        72,389         120,762         (48,373)      (40.1)
  Trading account assets                                                       202,019         282,199         (80,180)      (28.4)
  Loans held for resale                                                        356,934         403,520         (46,586)      (11.5)
  Available for sale investment securities (amortized cost: $7,192,127
       and $8,035,376, respectively)                                         6,954,593       7,939,035        (984,442)      (12.4)
  Loans                                                                     23,342,893      20,263,128       3,079,765        15.2
    Less: Unearned income                                                      (14,703)        (32,016)         17,313        54.1
          Allowance for losses on loans                                       (345,858)       (340,586)         (5,272)       (1.5)
                                                                          ------------    ------------    ------------
       Net loans                                                            22,982,332      19,890,526       3,091,806        15.5
  Premises and equipment                                                       622,892         584,717          38,175         6.5
  Accrued interest receivable                                                  288,231         281,752           6,479         2.3
  FHA/VA claims receivable                                                      88,445         137,337         (48,892)      (35.6)
  Mortgage servicing rights                                                    132,985         115,033          17,952        15.6
  Goodwill and other intangibles                                               985,361         725,046         260,315        35.9
  Other assets                                                                 504,929         589,471         (84,542)      (14.3)
                                                                          ------------    ------------    ------------
      Total assets                                                        $ 34,226,813    $ 32,260,172    $  1,966,641         6.1
                                                                          ============    ============    ============

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                                   $  4,097,788    $  4,236,678    $   (138,890)       (3.3)
    Certificates of deposit of $100,000 and over                             2,485,447       2,120,692         364,755        17.2
    Other interest-bearing                                                  16,707,120      18,450,271      (1,743,151)       (9.4)
                                                                          ------------    ------------    ------------
      Total deposits                                                        23,290,355      24,807,641      (1,517,286)       (6.1)
  Short-term borrowings                                                      5,526,280       2,596,517       2,929,763       112.8
  Short and medium-term senior notes                                           660,000         105,000         555,000       528.6
  Federal Home Loan Bank advances                                              601,506         208,463         393,043       188.5
  Other long-term debt                                                         829,057         894,798         (65,741)       (7.3)
  Accrued interest, expenses, and taxes                                        282,583         247,195          35,388        14.3
  Other liabilities                                                            338,362         427,486         (89,124)      (20.8)
                                                                          ------------    ------------    ------------
      Total liabilities                                                     31,528,143      29,287,100       2,241,043         7.7
                                                                          ------------    ------------    ------------

  Commitments and contingent liabilities                                            --              --              --          --
  Shareholders' equity
    Convertible preferred stock                                                 19,983          22,134          (2,151)       (9.7)
    Common stock, $5 par value; 300,000,000 shares authorized;
      134,731,904 and 142,712,856 issued and outstanding,
      respectively                                                             673,660         713,564         (39,904)       (5.6)
    Additional paid-in capital                                                 752,846         770,932         (18,086)       (2.3)
    Retained earnings                                                        1,424,808       1,541,608        (116,800)       (7.6)
    Unearned compensation                                                      (22,273)        (13,595)         (8,678)      (63.8)
    Unrealized loss on available for sale securities                          (150,354)        (61,571)        (88,783)     (144.2)
                                                                          ------------    ------------    ------------
      Total shareholders' equity                                             2,698,670       2,973,072        (274,402)       (9.2)
                                                                          ------------    ------------    ------------
      Total liabilities and shareholders' equity                          $ 34,226,813    $ 32,260,172    $  1,966,641         6.1
                                                                          ============    ============    ============

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)

                                                                   THREE MONTHS ENDED
                                                                        JUNE 30,                   VARIANCE
                                                                ------------------------    ----------------------
                                                                   2000          1999         DOLLAR    PERCENTAGE
                                                                ----------    ----------    ----------  ----------
                                                                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                                    $  500,527    $  428,335    $   72,192      16.9%
  Interest on investment securities
    Taxable                                                         98,491       107,518        (9,027)     (8.4)
    Tax-exempt                                                      16,293        17,633        (1,340)     (7.6)
  Interest on deposits at financial institutions                       193           450          (257)    (57.1)
  Interest on federal funds sold and securities
    purchased under agreements to resell                             1,578           963           615      63.9
  Interest on trading account assets                                 3,362         3,934          (572)    (14.5)
  Interest on loans held for resale                                  6,300         6,468          (168)     (2.6)
                                                                ----------    ----------    ----------
      Total interest income                                        626,744       565,301        61,443      10.9
                                                                ----------    ----------    ----------

INTEREST EXPENSE
  Interest on deposits                                             200,594       206,296        (5,702)     (2.8)
  Interest on short-term borrowings                                 94,381        26,088        68,293     261.8
  Interest on long-term debt                                        20,417        21,328          (911)     (4.3)
                                                                ----------    ----------    ----------
      Total interest expense                                       315,392       253,712        61,680      24.3
                                                                ----------    ----------    ----------

      NET INTEREST INCOME                                          311,352       311,589          (237)     (0.1)
PROVISION FOR LOSSES ON LOANS                                       19,699        17,740         1,959      11.0
                                                                ----------    ----------    ----------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                        291,653       293,849        (2,196)     (0.7)
                                                                ----------    ----------    ----------

NONINTEREST INCOME
  Service charges on deposit accounts                               44,667        42,523         2,144       5.0
  Mortgage banking revenue                                          24,945        24,215           730       3.0
  Bank card income                                                   9,391         8,083         1,308      16.2
  Factoring commissions                                              7,542         7,403           139       1.9
  Trust service income                                               6,567         7,004          (437)     (6.2)
  Profits and commissions from trading activities                    1,253         1,519          (266)    (17.5)
  Investment securities gains                                           77         3,181        (3,104)    (97.6)
  Other income                                                      44,058        46,788        (2,730)     (5.8)
                                                                ----------    ----------    ----------
      Total noninterest income                                     138,500       140,716        (2,216)     (1.6)
                                                                ----------    ----------    ----------

NONINTEREST EXPENSE
  Salaries and employee benefits                                   127,567       129,871        (2,304)     (1.8)
  Net occupancy expense                                             23,550        21,676         1,874       8.6
  Equipment expense                                                 21,329        20,218         1,111       5.5
  Goodwill and other intangible amortization                        15,862        12,285         3,577      29.1
  Other expense                                                     87,577        90,959        (3,382)     (3.7)
                                                                ----------    ----------    ----------
      Total noninterest expense                                    275,885       275,009           876       0.3
                                                                ----------    ----------    ----------

      EARNINGS BEFORE INCOME TAXES                                 154,268       159,556        (5,288)     (3.3)
Applicable income taxes                                             51,383        53,792        (2,409)     (4.5)
                                                                ----------    ----------    ----------
      NET EARNINGS                                              $  102,885    $  105,764    $   (2,879)     (2.7)
                                                                ==========    ==========    ==========

      NET EARNINGS APPLICABLE TO COMMON SHARES                  $  102,483    $  105,318    $   (2,835)     (2.7)
                                                                ==========    ==========    ==========

EARNINGS PER COMMON SHARE
    Basic                                                       $     0.76    $     0.74    $     0.02       2.7
    Diluted                                                           0.76          0.73          0.03       4.1

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                          134,794       142,574        (7,780)     (5.5)
    Diluted                                                        136,268       144,798        (8,530)     (5.9)

                           UNION PLANTERS CORPORATION
                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)

                                                                                 THREE MONTHS ENDED
                                                                                     JUNE 30,
                                                                          -------------------------
                                                                             2000           1999         VARIANCE    PERCENTAGE
                                                                          ----------     ----------     ----------   ----------
                                                                            (Dollars in thousands)

Interest income                                                           $  626,744     $  565,301     $   61,443       10.9%
Interest expense                                                            (315,392)      (253,712)       (61,680)     (24.3)
                                                                          ----------     ----------     ----------
     NET INTEREST INCOME                                                     311,352        311,589           (237)      (0.1)
PROVISION FOR LOSSES ON LOANS                                                (19,699)       (17,740)        (1,959)     (11.0)
                                                                          ----------     ----------     ----------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS                 291,653        293,849         (2,196)      (0.7)
NONINTEREST INCOME
   Service charges on deposit accounts                                        44,667         42,523          2,144        5.0
   Mortgage banking revenues                                                  24,945         24,215            730        3.0
   Bank card income                                                            9,391          8,083          1,308       16.2
   Factoring commissions                                                       7,542          7,403            139        1.9
   Trust service income                                                        6,567          7,004           (437)      (6.2)
   Profits and commissions from trading activities                             1,253          1,519           (266)     (17.5)
   Other income                                                               39,296         38,456            840        2.2
                                                                          ----------     ----------     ----------
       Total noninterest income                                              133,661        129,203          4,458        3.5
                                                                          ----------     ----------     ----------
NONINTEREST EXPENSE
   Salaries and employee benefits                                            127,567        129,871         (2,304)      (1.8)
   Net occupancy expense                                                      23,550         21,676          1,874        8.6
   Equipment expense                                                          21,329         20,218          1,111        5.5
   Goodwill and other intangibles amortization                                15,862         12,285          3,577       29.1
   Other expense                                                              87,577         90,698         (3,121)      (3.4)
                                                                          ----------     ----------     ----------
       Total noninterest expense                                             275,885        274,748          1,137        0.4
                                                                          ----------     ----------     ----------

     EARNINGS BEFORE OTHER
      SIGNIFICANT ITEMS AND INCOME TAXES                                     149,429        148,304          1,125        0.8

OTHER SIGNIFICANT ITEMS
   Investment securities gains                                                    77          3,181         (3,104)     (97.6)
   Gain on sale of credit card portfolio                                          --            874           (874)    (100.0)
   Gain on sale of ARM loans                                                      --          5,041         (5,041)    (100.0)
   Gain on sale of corporate trust business                                       --          2,417         (2,417)    (100.0)
   Reversion of excess assets of a pension plan of an acquired entity          4,762             --          4,762         NM
   Other, net                                                                     --           (261)           261      100.0
                                                                          ----------     ----------     ----------
     EARNINGS BEFORE INCOME TAXES                                            154,268        159,556         (5,288)      (3.3)
Income taxes                                                                 (51,383)       (53,792)         2,409        4.5
                                                                          ----------     ----------     ----------
     NET EARNINGS                                                         $  102,885     $  105,764     $   (2,879)      (2.7)%
                                                                          ==========     ==========     ==========

NET EARNINGS                                                              $  102,885     $  105,764     $   (2,879)      (2.7)%
Other significant items, net of taxes                                         (2,493)        (6,876)         4,383       63.7
                                                                          ----------     ----------     ----------
NET OPERATING EARNINGS                                                       100,392         98,888          1,504        1.5
Goodwill and other intangibles amortization, net of taxes                     13,390          9,993          3,397       34.0
                                                                          ----------     ----------     ----------
CASH OPERATING EARNINGS                                                   $  113,782     $  108,881     $    4,901        4.5%
                                                                          ==========     ==========     ==========

DILUTED EARNINGS PER COMMON SHARE                                         $     0.76     $     0.73     $     0.03        4.1%
DILUTED OPERATING EARNINGS PER COMMON SHARE                                     0.74           0.68           0.06        8.8
DILUTED CASH OPERATING EARNINGS PER COMMON SHARE                                0.84           0.75           0.09       12.0

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                                   THREE MONTHS ENDED JUNE 30,
                                                             ----------------------------------------------------------------------
                                                                           2000                                 1999
                                                             ---------------------------------    ---------------------------------
                                                                            INTEREST     FTE                     INTEREST     FTE
                                                               AVERAGE       INCOME/    YIELD/      AVERAGE       INCOME/    YIELD/
                                                               BALANCE       EXPENSE     RATE       BALANCE       EXPENSE     RATE
                                                             ------------   ---------   ------    ------------   ---------   ------
                                                                                    (DOLLARS IN THOUSANDS)
ASSETS
  Interest-bearing deposits at
    financial institutions                                   $     26,785   $     193     2.90%   $     31,606   $     450     5.71%
  Federal funds sold and securities
    purchased under agreements to resell                           96,490       1,578     6.58          75,924         963     5.09
  Trading account assets                                          184,841       3,362     7.32         256,247       3,934     6.16
  Investment securities(1)(2)
    Taxable securities                                          6,145,785      98,491     6.45       7,020,196     107,518     6.14
    Tax-exempt securities                                       1,246,479      23,894     7.71       1,337,229      25,991     7.80
                                                             ------------   ---------             ------------   ---------
        Total investment securities                             7,392,264     122,385     6.66       8,357,425     133,509     6.41

  Loans, net of unearned income(1),(3),(4)                     23,058,844     508,262     8.87      20,916,423     436,051     8.36
                                                             ------------   ---------             ------------   ---------
        TOTAL EARNING ASSETS(1),(2),(3),(4)                    30,759,224     635,780     8.31      29,637,625     574,907     7.78
                                                                            ---------                            ---------
  Cash and due from banks                                         909,685                            1,081,436
  Premises and equipment                                          632,790                              581,790
  Allowance for losses on loans                                  (350,085)                            (349,409)
  Goodwill and other intangibles                                  962,208                              717,830
  Other assets                                                    949,561                            1,319,526
                                                             ------------                         ------------
        TOTAL ASSETS                                         $ 33,863,383                         $ 32,988,798
                                                             ============                         ============

LIABILITIES AND SHAREHOLDERS' EQUITY
  Money market accounts                                      $  3,826,930      39,022     4.10%   $  3,703,442      35,526     3.85%
  Interest-bearing checking                                     3,309,979      13,463     1.64       3,683,567      12,406     1.35
  Savings deposits                                              1,513,795       5,408     1.44       1,729,399       6,810     1.58
  Certificates of deposit of
   $100,000 and over                                            2,228,985      31,775     5.73       2,286,601      30,016     5.27
  Other time deposits                                           8,268,440     110,926     5.40       9,829,513     121,538     4.96
  Short-term borrowings
    Federal funds purchased and securities sold under
      agreements to repurchase                                  2,659,034      39,079     5.91       2,056,357      22,615     4.41
    Short-term senior notes                                       408,791       6,904     6.79              --          --       --
    Short-term FHLB advances                                    3,019,708      48,398     6.45         281,114       3,473     4.96
  Long-term debt
    Federal Home Loan Bank advances                               236,743       3,864     6.56         209,468       2,600     4.98
    Subordinated capital notes                                    475,130       7,754     6.56         479,874       7,704     6.44
    Medium-term senior notes                                       60,000       1,024     6.86         105,000       1,761     6.73
    Trust Preferred Securities                                    199,058       4,127     8.34         199,022       4,128     8.32
    Other                                                         154,836       3,648     9.48         255,670       5,135     8.06
                                                             ------------   ---------             ------------   ---------
        TOTAL INTEREST-BEARING LIABILITIES                     26,361,429     315,392     4.81      24,819,027     253,712     4.10
  Noninterest-bearing demand deposits                           4,058,827          --                4,476,077          --
                                                             ------------   ---------             ------------   ---------
        TOTAL SOURCES OF FUNDS                                 30,420,256     315,392               29,295,104     253,712
                                                                            ---------                            ---------

  Other liabilities                                               625,244                              693,587
  Shareholders' equity
    Preferred stock                                                20,398                               22,706
    Common equity                                               2,797,485                            2,977,401
                                                             ------------                         ------------
        Total shareholders' equity                              2,817,883                            3,000,107
                                                             ------------                         ------------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 33,863,383                         $ 32,988,798
                                                             ============                         ============

NET INTEREST INCOME(1)                                                      $ 320,388                            $ 321,195
                                                                            =========                            =========

INTEREST RATE SPREAD(1)                                                                   3.50%                                3.68%
                                                                                        ======                               ======
NET INTEREST MARGIN(1)                                                                    4.19%                                4.35%
                                                                                        ======                               ======

  TAXABLE-EQUIVALENT ADJUSTMENTS
        Loans                                                               $   1,435                            $   1,248
        Securities                                                              7,601                                8,358
                                                                            ---------                            ---------
               Total                                                        $   9,036                            $   9,606
                                                                            =========                            =========

----------------------------------

(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

(3) Includes loan fees in both interest income and the calculation of the yield on loans.

(4)      Includes loans on nonaccrual status.

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)

                                                            SIX MONTHS ENDED
                                                                JUNE 30,                       VARIANCE
                                                       --------------------------      ------------------------
                                                          2000            1999           DOLLAR     PERCENTAGE
                                                       ----------      ----------      ---------    -----------
                                                             (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                           $  970,290      $  846,106      $ 124,184        14.7%
  Interest on investment securities
    Taxable                                               200,182         214,098        (13,916)       (6.5)
    Tax-exempt                                             33,106          35,093         (1,987)       (5.7)
  Interest on deposits at financial institutions              513           1,437           (924)      (64.3)
  Interest on federal funds sold and securities
    purchased under agreements to resell                    2,607           1,832            775        42.3
  Interest on trading account assets                        8,416           7,529            887        11.8
  Interest on loans held for resale                        12,618          13,791         (1,173)       (8.5)
                                                       ----------      ----------      ---------
      Total interest income                             1,227,732       1,119,886        107,846         9.6
                                                       ----------      ----------      ---------

INTEREST EXPENSE
  Interest on deposits                                    390,562         419,300        (28,738)       (6.9)
  Interest on short-term borrowings                       171,077          45,342        125,735       277.3
  Interest on long-term debt                               39,991          47,958         (7,967)      (16.6)
                                                       ----------      ----------      ---------
      Total interest expense                              601,630         512,600         89,030        17.4
                                                       ----------      ----------      ---------

      NET INTEREST INCOME                                 626,102         607,286         18,816         3.1
PROVISION FOR LOSSES ON LOANS                              37,002          34,019          2,983         8.8
                                                       ----------      ----------      ---------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                               589,100         573,267         15,833         2.8
                                                       ----------      ----------      ---------

NONINTEREST INCOME
  Service charges on deposit accounts                      86,698          81,390          5,308         6.5
  Mortgage banking revenue                                 47,817          51,702         (3,885)       (7.5)
  Bank card income                                         17,813          11,043          6,770        61.3
  Factoring commissions                                    14,686          14,431            255         1.8
  Trust service income                                     13,232          13,714           (482)       (3.5)
  Profits and commissions from trading activities           2,716           1,864            852        45.7
  Investment securities gains                                  77           3,192         (3,115)      (97.6)
  Other income                                             83,030          89,634         (6,604)       (7.4)
                                                       ----------      ----------      ---------
      Total noninterest income                            266,069         266,970           (901)       (0.3)
                                                       ----------      ----------      ---------

NONINTEREST EXPENSE
  Salaries and employee benefits                          256,298         253,101          3,197         1.3
  Net occupancy expense                                    46,949          41,911          5,038        12.0
  Equipment expense                                        42,404          39,238          3,166         8.1
  Goodwill and other intangibles amortization              31,709          25,148          6,561        26.1
  Other expense                                           170,230         173,850         (3,620)       (2.1)
                                                       ----------      ----------      ---------
      Total noninterest expense                           547,590         533,248         14,342         2.7
                                                       ----------      ----------      ---------

      EARNINGS BEFORE INCOME TAXES                        307,579         306,989            590         0.2
Applicable income taxes                                   103,357         103,875           (518)       (0.5)
                                                       ----------      ----------      ---------
      NET EARNINGS                                     $  204,222      $  203,114      $   1,108         0.5
                                                       ==========      ==========      =========

      NET EARNINGS APPLICABLE TO COMMON SHARES         $  203,408      $  202,210      $   1,198         0.6
                                                       ==========      ==========      =========

EARNINGS PER COMMON SHARE
    Basic                                              $     1.50      $     1.42      $    0.08         5.6
    Diluted                                                  1.49            1.40           0.09         6.4

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                 135,670         142,417         (6,747)       (4.7)
    Diluted                                               137,170         144,737         (7,567)       (5.2)

                           UNION PLANTERS CORPORATION
                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)



                                                                              SIX MONTHS ENDED
                                                                                   JUNE 30,
                                                                        -----------------------------
                                                                            2000              1999          VARIANCE     PERCENTAGE
                                                                        -----------       -----------       ---------    ----------
                                                                            (Dollars in thousands)
Interest income                                                         $ 1,227,732       $ 1,119,886       $ 107,846         9.6%
Interest expense                                                           (601,630)         (512,600)        (89,030)      (17.4)
                                                                        -----------       -----------       ---------
     NET INTEREST INCOME                                                    626,102           607,286          18,816         3.1
PROVISION FOR LOSSES ON LOANS                                               (37,002)          (34,019)         (2,983)       (8.8)
                                                                        -----------       -----------       ---------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS                589,100           573,267          15,833         2.8
NONINTEREST INCOME
   Service charges on deposit accounts                                       86,698            81,390           5,308         6.5
   Mortgage banking revenues                                                 47,817            51,702          (3,885)       (7.5)
   Bank card income                                                          17,813            11,043           6,770        61.3
   Factoring commissions                                                     14,686            14,431             255         1.8
   Trust service income                                                      13,232            13,714            (482)       (3.5)
   Profits and commissions from trading activities                            2,716             1,864             852        45.7
   Other income                                                              78,268            73,591           4,677         6.4
                                                                        -----------       -----------       ---------
            Total noninterest income                                        261,230           247,735          13,495         5.4
                                                                        -----------       -----------       ---------
NONINTEREST EXPENSE
   Salaries and employee benefits                                           256,298           253,101           3,197         1.3
   Net occupancy expense                                                     46,949            41,911           5,038        12.0
   Equipment expense                                                         42,404            39,238           3,166         8.1
   Goodwill and other intangibles amortization                               31,709            25,148           6,561        26.1
   Other expense                                                            170,230           173,589          (3,359)       (1.9)
                                                                        -----------       -----------       ---------
            Total noninterest expense                                       547,590           532,987          14,603         2.7
                                                                        -----------       -----------       ---------

     EARNINGS BEFORE OTHER
         SIGNIFICANT ITEMS AND INCOME TAXES                                 302,740           288,015          14,725         5.1

OTHER SIGNIFICANT ITEMS
   Gain on sale of the credit card portfolio                                     --             3,268          (3,268)     (100.0)
   Gain on securitization and sale of FHA/VA loans                               --             5,317          (5,317)     (100.0)
   Gain on sale of ARM loans                                                     --             5,041          (5,041)     (100.0)
   Reversion of excess assets of a pension plan of an acquired entity         4,762                --           4,762          NM
   Gain on sale of corporate trust business                                      --             2,417          (2,417)     (100.0)
   Investment securities gains                                                   77             3,192          (3,115)      (97.6)
   Other, net                                                                    --              (261)            261       100.0
                                                                        -----------       -----------       ---------
     EARNINGS BEFORE INCOME TAXES                                           307,579           306,989             590         0.2
Income taxes                                                               (103,357)         (103,875)            518         0.5
                                                                        -----------       -----------       ---------
     NET EARNINGS                                                       $   204,222       $   203,114       $   1,108         0.5%
                                                                        ===========       ===========       =========

NET EARNINGS                                                            $   204,222       $   203,114       $   1,108         0.5%
Other significant items, net of taxes                                        (2,493)          (11,594)          9,101        78.5
                                                                        -----------       -----------       ---------
NET OPERATING EARNINGS                                                      201,729           191,520          10,209         5.3
Goodwill and other intangibles amortization, net of taxes                    26,712            20,557           6,155        29.9
                                                                        -----------       -----------       ---------
CASH OPERATING EARNINGS                                                 $   228,441       $   212,077       $  16,364         7.7%
                                                                        ===========       ===========       =========

DILUTED EARNINGS PER COMMON SHARE                                       $      1.49       $      1.40       $    0.09         6.4%
DILUTED OPERATING EARNINGS PER COMMON SHARE                                    1.47              1.32            0.15        11.4
DILUTED CASH OPERATING EARNINGS PER COMMON SHARE                               1.67              1.47            0.20        13.6

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                               SIX MONTHS ENDED JUNE 30,
                                                   ---------------------------------------------------------------------------------
                                                                     2000                                       1999
                                                   ----------------------------------------    -------------------------------------
                                                                    INTEREST        FTE                       INTEREST       FTE
                                                      AVERAGE       INCOME/        YIELD/        AVERAGE       INCOME/      YIELD/
                                                      BALANCE       EXPENSE         RATE         BALANCE       EXPENSE       RATE
                                                   ------------  ------------   -----------   ------------   ----------- -----------
 ASSETS                                                                           (DOLLARS IN THOUSANDS)
  Interest-bearing deposits at
   financial institutions                          $     31,138  $        513        3.31%   $      75,796   $     1,437     3.82%
  Federal funds sold and securities
    purchased under agreements to resell                 83,861         2,607        6.25           75,939         1,832     4.86
  Trading account assets                                225,205         8,416        7.52          247,577         7,529     6.13
  Investment securities (1)(2)
    Taxable securities                                6,257,532       200,182        6.43        7,073,724       214,098     6.10
    Tax-exempt securities                             1,261,207        48,586        7.75        1,328,507        51,737     7.85
                                                   ------------  ------------                 ------------   -----------
        Total investment securities                   7,518,739       248,768        6.65        8,402,231       265,835     6.38

  Loans, net of unearned income (1),(3),(4)          22,544,773       985,585        8.79       20,686,397       862,305     8.41
                                                   ------------  ------------                 ------------   -----------
        TOTAL EARNING ASSETS (1),(2),(3),(4)         30,403,716     1,245,889        8.24       29,487,940     1,138,938     7.79
                                                                 ------------                                -----------
  Cash and due from banks                               942,988                                  1,044,945
  Premises and equipment                                632,876                                    574,106
  Allowance for losses on loans                        (348,131)                                  (346,063)
  Goodwill and other intangibles                        964,244                                    605,277
  Other assets                                          962,406                                  1,304,974
                                                   ------------                               ------------
        TOTAL ASSETS                               $ 33,558,099                               $ 32,671,179
                                                   ============                               ============

LIABILITIES AND SHAREHOLDERS' EQUITY
  Money market accounts                            $  3,871,068        79,102        4.11%    $  3,273,960        65,784     4.05%
  Interest-bearing checking                           3,356,588        25,104        1.50        3,867,428        28,646     1.49
  Savings deposits                                    1,536,068        11,037        1.44        1,724,050        14,362     1.68
  Certificates of deposit of
    $100,000 and over                                 2,103,577        57,863        5.53        2,389,174        63,496     5.36
  Other time deposits                                 8,336,204       217,456        5.25        9,854,440       247,012     5.05
  Short-term borrowings
    Federal funds purchased and securities
      sold under agreements to repurchase             2,501,508        69,831        5.61        1,906,142        41,741     4.42
    Short-term senior notes                             240,659         8,016        6.70               --            --       --
    Short-term FHLB advances                          3,012,839        93,230        6.22          142,612         3,601     5.09
  Long-term debt
    Federal Home Loan Bank advances                     219,413         6,876        6.30          401,341         9,951     5.00
    Subordinated capital notes                          475,315        15,513        6.56          480,285        15,554     6.53
    Medium-term senior notes                             60,000         2,049        6.87          105,000         3,523     6.77
    Trust Preferred Securities                          199,053         8,255        8.34          199,018         8,255     8.36
    Other                                               159,046         7,298        9.23          281,067        10,675     7.66
                                                   ------------  ------------                 ------------   -----------
        TOTAL INTEREST-BEARING LIABILITIES           26,071,338       601,630        4.64       24,624,517       512,600     4.20
  Noninterest-bearing demand deposits                 4,043,121            --                    4,390,270            --
                                                   ------------  ------------                 ------------   -----------
        TOTAL SOURCES OF FUNDS                       30,114,459       601,630                   29,014,787       512,600
                                                                 ------------                                -----------
  Other liabilities                                     613,761                                    677,763
  Shareholders' equity
    Preferred stock                                      20,582                                     22,947
    Common equity                                     2,809,297                                  2,955,682
                                                   ------------                               ------------
        Total shareholders' equity                    2,829,879                                  2,978,629
                                                   ------------                               ------------
        TOTAL LIABILITIES AND SHAREHOLDERS'
          EQUITY                                   $ 33,558,099                               $ 32,671,179
                                                   ============                               ============
  NET INTEREST INCOME(1)                                         $    644,259                                $   626,338
                                                                 ============                                ===========
  INTEREST RATE SPREAD(1)                                                            3.60%                                   3.59%
                                                                                 ========                                ========
  NET INTEREST MARGIN(1)                                                             4.26%                                   4.28%
                                                                                 ========                                ========

  TAXABLE-EQUIVALENT ADJUSTMENTS
        Loans                                                    $      2,677                                $     2,408
        Securities                                                     15,480                                     16,644
                                                                 ------------                                -----------
                       Total                                     $     18,157                                $    19,052
                                                                 ============                                ===========

---------------------------------------------
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

(3) Includes loan fees in both interest income and the calculation of the yield on loans.

(4)      Includes loans on nonaccrual status.